Exhibit 99.2

                     OLD REPUBLIC INTERNATIONAL CORPORATION

                          AMENDED AND RESTATED BY-LAWS

                                    May 2006


                                   ARTICLE I

                                    OFFICES
                                    -------


     Section 1. The registered office shall be in the City of Dover, County of Kent, State of Delaware.


     Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

     Section 1. All meetings of the stockholders for the election of directors shall be held in the City of Chicago, State of Illinois, at such place as may be fixed from time to time by the board of directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2. Annual meetings of the shareholders shall be held on the last Friday of June, if not a legal holiday, then on the next secular day preceding at 3:00 p.m., or on such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect the class of the board of directors to be elected, and transact such other business as may properly be brought before the meetings.

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     Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

     Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting; during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

     Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

     Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

     Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall

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constitute a quorum at all meetings of the  stockholders  for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

     Section 10. Each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

     Section 11. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by any provision of the statutes, the meeting and vote of stockholders may be dispensed with if all of the stockholders who have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken, or if the certificate of incorporation authorized the action to be taken with the written consent of the holders of less than all of the stock who would have been entitled to vote upon the action if a meeting were held, then on the written consent of the stockholders having not less than such percentage of the number of votes as may be authorized in the certificate of incorporation; provided that in no case shall the written consent be by the

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holders of stock having less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting by less than unanimous written consent.

     Section 12. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the board of directors pursuant to the first sentence of this Section 12). If no record date has been fixed by the board of directors pursuant to the first sentence of this Section 12 or otherwise within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.

     Section 13. In the event of the delivery, in the manner provided by Section 12, to the corporation of the requisite written consent or consents to take

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corporate action and/or any related  revocation or revocations,  the corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the corporation that the consents delivered to the corporation in accordance with Section 12 represent at least a minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section 13 shall in any way be construed to suggest or imply that the board of directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

     Section 14. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated written consent received in accordance with Section 12, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the corporation in the manner prescribed in Section 12.

                                  ARTICLE III

                                   DIRECTORS
                                   ---------

     Section 1. The number of directors which shall constitute the whole board shall be at least nine (9) but no more than fifteen (15). The directors shall be classified with respect to the time for which they shall severally hold office by dividing them as equally as the total number of directors will permit into three classes, and all directors shall hold office until their successors are elected and qualified. The directors of class one shall be elected for a term expiring at the first annual meeting, the directors of class two for a term expiring at the second annual meeting, and the directors of class three for a term expiring at the third annual meeting. At each annual meeting the successors to the class of directors whose terms then expire shall be elected to hold

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office  for a term of three  years,  so that the term of  office of one class of directors shall expire in each year.

     Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the expiration of the term of the class to which they were appointed and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by directors then in office.

     Section 3. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS
                       ----------------------------------

     Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.


     Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the

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stockholders,  the  meeting  may be held at such  time  and  place  as  shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 6. The chairman of the board shall preside at all meetings of the board of directors. He/she may sign with the secretary or assistant secretary or treasurer or assistant treasurer or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these by-laws to some other officer or agent of the corporation, or shall be required by law otherwise to be signed or executed; and in general shall perform all duties incident to the office of chairman of the board and such other duties as the board of directors may from time to time prescribe.

     Section 7. The president shall, in the absence of the chairman of the board or in the event of his/her inability or refusal to act, perform all of the duties of the chairman, and when so acting shall have all the powers of and be subject to all the restrictions upon the chairman. Furthermore, the president shall be the chief executive officer of the corporation and shall, in general, supervise all of the business and affairs of the corporation and may employ and discharge persons engaged in the operation of the corporation's business, subject to the instructions of the board of directors. He/she may sign with the secretary or assistant secretary or treasurer or assistant treasurer or any other proper officer of the corporation thereunto authorized by the board of directors, certificates of shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these by-laws to some other officer or agent of the corporation, or shall be required by law otherwise to be signed or executed; and he/she shall perform such other duties as the board of directors may from time to time prescribe.

     Section 8. At all meetings of the board a majority of directors shall constitute a quorum for the transaction of business and the act of a majority of

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the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcements at the meeting, until a quorum shall be present.

     Section 9. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceeding of the board or committee.

                             COMMITTEES OF DIRECTORS
                             -----------------------

     Section 10. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of two or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, that in the absence or disqualification of any member of such Committee or Committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

                            COMPENSATION OF DIRECTORS
                            -------------------------

     Section 11. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for

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attendance  at each  meeting  of the board of  directors  or a stated  salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                                     NOTICES
                                     -------

     Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his/her address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

     Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE V

                                    OFFICERS
                                    --------

     Section 1. The officers of the corporation shall be chosen by the board of directors and there shall be a chairman of the board, a president, a vice president, a secretary and a treasurer. The board of directors may also choose additional vice presidents, one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

     Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chairman of the board, a president, one or more vice presidents, a secretary and a treasurer.

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     Section 3. The board of  directors  may  appoint  such other  officers  and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

     Section 4. The salaries of all officers of the corporation shall be fixed by the board of directors.

     Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officers elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                            THE CHAIRMAN OF THE BOARD
                            -------------------------

     Section 6. The chairman of the board shall be the chief executive officer unless the board of directors shall have designated some other person as the chief executive officer. The chairman of the board shall preside at all meetings of the board of directors. He or she may sign with the secretary or assistant secretary or treasurer or assistant treasurer, or any other proper officer of the Corporation thereunto authorized by the board of directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these By-Laws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed. In general, the chairman shall perform all duties incident to the office or offices he holds and such other duties as the board of directors may from time to time prescribe.

                                  THE PRESIDENT
                                  -------------

     Section 7. The president shall in the absence of the chairman of the board or in the event of his or her inability or refusal to act, perform all the duties of the chairman, and when so acting shall have all the powers of and be subject to all the restrictions upon the chairman. Unless the board of directors shall have designated the chairman of the board as the chief executive officer, the president shall be the chief executive officer of the Corporation and shall

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in general  supervise  all the business and affairs of the  Corporation.  If the chairman of the board is the chief executive officer, the president shall be the chief operating officer of the Corporation. He or she shall employ and discharge persons engaged in the Corporation's business, subject to the instructions of the chief executive officer and board of directors. He or she may sign with the secretary or assistant secretary or treasurer or assistant treasurer or any other proper officer of the Corporation thereunto authorized by the board of directors, certificates of shares of the Corporation, any deeds, mortgages, bonds, contracts or other instruments which the board of directors has authorized to be executed, except in cases where such signing and execution thereof shall be expressly delegated by the board of directors or by these By-Laws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed. He or she shall also perform such other duties as the board of directors may from time to time prescribe.

                               THE VICE PRESIDENTS
                               -------------------

     Section 8. In the absence of the president or in the event of his or her inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice president in the order designated, or in the absence of any designation, in the order of their first elections as vice president) shall perform the duties of the president, and when so acting, shall have all powers of, and be subject to all the restrictions on, the president.

     One vice president shall be designated the Corporation's chief financial officer, and as such shall have the authority and be responsible for supervising the accounts of the Corporation and preparing it financial statements, and for overseeing all other financial matters of the Corporation delegated to him or her by the chief executive officer.

     Other vice presidents shall perform such other duties and have such powers as the board of directors may from time to time prescribe.

                                  THE SECRETARY
                                  -------------

     Section 9. The secretary shall: (a) keep the minutes of the shareholders' and of the board of directors' meetings in one or more books provided for that

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purpose;  (b) see  that  all  notices  are duly  given  in  accordance  with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these by-laws; (d) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) have the power to sign with the chairman of the board, the president, or a vice president, certificates for shares of the corporation; (f) in general perform all duties incident to the office of the secretary and such other duties as the chairman of the board or the president may assign to him/her or the board of directors may from time to time prescribe.

                                  THE TREASURER
                                  -------------

     Section 10. The treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such monies in the name of the corporation in such banks, trust companies or other depositories as may be designated by the board of directors; (b) have the power to sign with the chairman of the board, the president, or a vice president, certificates for shares of the corporation; (c) in general perform all the duties incident to the office of the treasurer and such other duties a the chairman of the board or the president may assign to him/her or the board of directors may from time to time prescribe.

                 ASSISTANT TREASURERS AND ASSISTANT SECRETARIES
                 ----------------------------------------------

     Section 11. The assistant secretaries or assistant treasurers as thereunto authorized by the board of directors may sign with the chairman of the board, the president or a vice president certificates for shares of the corporation, the issue of which shall have been authorized by a resolution of the board of directors. The assistant treasurers and assistant secretaries, in general, shall perform such duties as shall be assigned to them by the treasurer or the secretary, respectively, or by the chairman of the board, the president or the board of directors.

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                                BONDS OF OFFICERS
                                -----------------

     Section 12. The officers and assistant officers shall, respectively, if required by the board of directors, give bonds for faithful performance of their duties in such sums and with such sureties as the board may determine. All premiums for such bonds shall be paid by the corporation.

                                  COMPENSATION
                                  ------------

     Section 13. The salaries of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he/she is also a director of the corporation.

                                   ARTICLE VI

                              CERTIFICATES OF STOCK
                              ---------------------

     Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman of the board of directors, or the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him/her in the corporation. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

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

     Section 2. Where a certificate is countersigned (1) by a transfer agent other than the corporation or its employee, or (2) by a registrar other than the corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he/she were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES
                                -----------------

     Section 3. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his/her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               TRANSFERS OF STOCK
                               ------------------

     Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE
                               ------------------

     Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

                             REGISTERED STOCKHOLDERS
                             -----------------------

     Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VII

                               GENERAL PROVISIONS
                               ------------------


                                    DIVIDENDS
                                    ---------

     Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

     Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other

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
purpose as the directors shall think conductive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                ANNUAL STATEMENT
                                ----------------

     Section 3. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                     CHECKS
                                     ------

     Section 4. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR
                                   -----------

     Section 5. The fiscal year of the corporation shall be fixed by resolution of the board of directors. In the absence of such resolution, the fiscal year shall begin on the first day of January in each year and shall end on the last day of December in each year.

                                      SEAL
                                      ----

     Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII

                                   AMENDMENTS
                                   ----------

     Section 1. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the board of directors or at any special meeting of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting of the directors. These by-laws may be altered, amended or repealed or new by-laws may be adopted by stockholders of the corporation at any regular meeting of the stockholders; provided, however, that in addition to any separate class vote, if any, which may be required by law, the affirmative vote of the holders of 66 % of the outstanding shares of all classes of stock of the corporation entitled to vote in the election of directors, such outstanding shares of stock to be considered as one class, shall be required in order to alter, amend, or repeal any of the provisions of these by-laws.

                                     - 17 -